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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2010 to September 30, 2010

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2010

Fixed-Income Fund

■	ING SPorts Core Fixed Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a portfolio of investments for the Fund. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Getting back on course

Dear Shareholder,

While data flow over the past few months continued to highlight cracks in the economic recovery’s foundation, investors found something to build on. Despite a poor showing in August, equity performance in July and September catapulted all broad U.S. market metrics back into positive territory for the quarter and the year to date; however, emerging markets have outperformed for both measurement periods. Fixed income markets, while not as frothy as equities, were also up as investors kept pouring cash into bond funds. Meanwhile, Treasury yields continued to drift lower throughout the quarter as central banks grappled with how to reinforce the wobbly economy.

Though sluggish growth and persistently high unemployment still plague the economy, there are reasons to believe that the expansion should remain on track despite the headwinds. The slow patch encountered over the summer — which resulted from temporary factors like a now-reversed import surge and the expiration of the homebuyer tax credit — appears to have passed, and we expect a sustainable expansion supported by final demand. Critical to this transition is a revival in employment. Although total non-farm payrolls have failed to gain traction as a result of the end of federal census jobs and belt-tightening by state and local governments, private sector employment has grown each month in 2010 (at an admittedly measured pace). While “equilibrium” levels of employment are likely many years away, we believe positive trends should persist.

As the economy slowly gets back on track, are you on course with your investments to reach your long-term goals? If you made changes over the last few years aimed at reducing risk, now may be a good time to reassess your portfolio to determine whether it is still appropriate for your goals. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your financial advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

October 8, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2010

As our new fiscal year commenced, it had been just over 12 months since the prices of risky asset classes like equities and corporate bonds reached a bottom. From there, indices of major stock markets and of high yield bonds had gained 50% or more. Even investment grade corporate bonds had returned over 20%. The returns on U.S. Treasuries were either negative or barely positive.

But the rally had become increasingly edgy. The rescue of failing institutions by governments and central banks, together with unprecedented fiscal and monetary stimulus to counter the ensuing recession had led to enormous, unsustainable budget deficits. Stimulus would have to end, and debt would have to be wound down. In this environment, the six months through September 2010 saw markets from stocks to bonds to currencies buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, a sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth (annualized) had fallen from 5.6% to 2.7% to 1.7% in the second quarter of 2010. Employment and housing were the focus of attention. The National Bureau of Economic Research announced that the recession had ended in June of 2009 after 18 months, during which some 8.4 million jobs had been lost. Any credible economic rebound depended on their fast recovery. But the data over the period were less than encouraging. By September the private sector was only averaging 78,000 new jobs per month and the rate of unemployment seemed stuck between 9.5% and 10%. Of those unemployed, 42% had been jobless for at least 27 weeks.

The housing market had been improving, boosted by a program of tax credits for home buyers. But after the program expired in April 2010, sales of new and existing home sales collapsed, with a high proportion of distressed sales. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown year-over-year increases from February, were decelerating and the last reported index level in September was still nearly 29% below the peak recorded more than four years ago.

In the Eurozone, default on billions of euro of Greece’s maturing bonds loomed. Amid downgrades, ballooning yields, fears of contagion and doubts about the viability of the euro itself, Eurozone countries dithered until at last in May, finance ministers and the International Monetary Fund agreed on a Financial Stabilization “mechanism” funded with up to €750 billion. The European Central Bank started buying the worst-affected countries’ sovereign debt, much of it held in the vulnerable European banking system. This, plus positive results from some rather soft stress testing on banks seemed to calm nerves, although uncertainty remained.

China’s efforts to restrain inflation and a housing bubble by repeatedly raising banks’ reserve ratio requirements while tightening the rules on mortgage issuance, were working all too well. Second quarter GDP growth slipped to 10.3% and by the end of August the privately compiled Chinese manufacturing purchasing managers index was signaling contraction. But in September this measure, retail sales and industrial production all showed signs of renewed acceleration.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned

6.05%. Last fiscal year, the riskiest fixed income sub-classes had the highest returns. In the six months through September, the Barclays Capital U.S. Treasury Index with a return of 7.54% underperformed the Barclays Capital Corporate Investment Grade Bond Index with a return of 8.29%. But both outperformed the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index which had a return of 3.52%, after the end of the Federal Reserve’s MBS purchase program. In addition, refinancing risks rose as mortgage rates repeatedly fell to all-time low levels. The two-year Treasury yield also set new records to the downside due to periodic flights to safety and the hint by Federal Reserve Chairman Bernanke on September 21 of a new program of quantitative easing. At the other end of the risk spectrum, the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 6.55%, practically all in the last three months.

In currencies, the gloom about the Eurozone was increasingly replaced after early June by renewed pessimism about the dollar over a stalling economy and the perceived threat of debasement through quantitative easing. Despite early strength, the dollar lost 1.2% against the euro, 4.7% against the pound and 9.7% to the yen, which was sold in the market by the Bank of Japan after it reached a 15-year high in September.

U.S. equities, represented by the S&P 500® Index, including dividends, fell 1.42% in the first half of the fiscal year, but this small move conceals a 16% drop in the 10 weeks after April 23 and the index’s best September since 1939, with a return of 8.92%. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500 companies 50% above those for the second quarter of 2009.

In international markets, based on local currencies including dividends, the MSCI Japan® Index sagged 14.92% for the six months through September. Strong 5% annualized first quarter GDP growth shriveled to an export-dependent 1.5% in the second quarter, vulnerable to the irrepressible yen, with household demand still slow and consumer prices in retreat. The MSCI Europe ex UK® Index fell 2.21%. The sovereign debt trauma subsided after it became clear that the European Central Bank stood behind the banking system. In the meantime GDP grew 1.0% in the second quarter over the first quarter. The MSCI UK® Index slipped 0.68%, but excluding British Petroleum would have risen about 2%. Supporting this was the return to profit of most banks and second quarter GDP growth of 1.2%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital U.S. MBS Index	An unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba,1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Bank of America/Merrill Lynch U.S. Corporate 1-10 Year Bond Index	A market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of September 30, 2010

(as a percent of net assets)

Financials	36.9%
Energy	13.2%
Consumer Discretionary	12.8%
Utilities	8.7%
Industrials	8.3%
Telecommunication Services	6.8%
Information Technology	6.1%
Health Care	4.1%
Other Assets and Liabilities — Net	3.1%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Richard Kilbride and Karen Cronk, portfolio managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six-month period ended September 30, 2010, the Fund returned 6.21%, compared to the Bank of America/Merrill Lynch U.S. Corporate 1-10 Year Index (“ML 1-10 Index”) which returned 6.91% for the same period.

Portfolio Specifics: The Fund is only available as an embedded structure inside a managed account strategy. The full investors’ experience includes the securities held outside this mutual fund in the separate account.

U.S. Treasury rates moved unevenly lower through the period and the yield curve flattened. The 10-year Treasury rate declined 135 basis points to end the period at 2.50%, while the two-year Treasury rate declined 64 basis points to end the period at 0.43%. The Fund’s underperformance is attributable to its lower than benchmark exposure to duration (interest-rate risk) and a lower spread duration in the corporate sector, during a period in which interest rates fell and corporate credits performed well. Also detracting from results was the Fund’s more conservative security selection; the Fund held less exposure to BBB rated credits at a time when the market rewarded more aggressive credit exposures.

During the reporting period, spreads for the Bank of America/Merrill Lynch Corporate 1-10 Year Index widened from 156 basis points on an option adjusted spread (“OAS”) basis to 176 basis points OAS. Throughout the period this was a volatile environment for corporate yield spreads to Treasuries. Most of the increase in credit spreads occurred in May, at the point when the international credit markets were buffeted by the Greek budget and funding crisis. Credit widening, however, also recurred in August. The Fund maintained a full exposure to corporate credit for most of the period, with the exception of late August when we added positions in U.S. Treasuries to mitigate market volatility. Those positions were sold in the month of September.

Current Strategy & Outlook: The major challenge currently is to determine the economy’s path to recovery and the impact of varied government policy initiatives. The last six months showed an actual decline in economic output in spite of significant policy interventions. As we stated before, we believe the structural drag of 9%-plus unemployment, system wide deleveraging, and uncertainty over government’s role in the economy will remain an overhang. This will result in a much shallower upturn than previously experienced and reinforce a view that interest rates will remain lower for longer. Corporate credit has performed reasonably well given excellent cost discipline and we believe it can continue to do well given investor demands for bond investments with yield.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	Effective May 21, 2010, Luis Olguin is no longer a portfolio manager to the Fund.

Top Ten Holdings

as of September 30, 2010

(as a percent of net assets)

Duke Energy Carolinas LLC, 4.300%, due 06/15/20	4.3%
Goldman Sachs Group, Inc., 6.000%, due 06/15/20	4.3%
Wal-Mart Stores, Inc., 2.875%, due 04/01/15	4.3%
Comcast Corp., 5.150%, due 03/01/20	4.3%
Time Warner Cable, Inc., 5.000%, due 02/01/20	4.2%
Novartis Capital Corp., 2.900%, due 04/24/15	4.1%
Williams Partners L.P., 3.800%, due 02/15/15	4.1%
Total Capital S.A., 3.000%, due 06/24/15	4.1%
Morgan Stanley, 4.100%, due 01/26/15	4.0%
John Deere Capital Corp., 1.875%, due 06/17/13	4.0%

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 to September 30, 2010. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2010*
$1,000.00	$1,062.10	0.00%	$0	$1,000.00	$1,025.07	0.00%	$0

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 (UNAUDITED)

ASSETS:
Investments in securities at value*	$6,203,475
Cash	161,771
Interest receivable	58,159
Prepaid expenses	10,971
Reimbursement due from manager	5,925

Total assets	6,440,301

LIABILITIES:
Income distribution payable	19,223
Payable for trustees fees	145
Other accrued expenses and liabilities	18,019

Total liabilities	37,387

NET ASSETS	$6,402,914

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,896,047
Distributions in excess of net investment income	(2,941)
Accumulated net realized gain	180,748
Net unrealized appreciation	329,060

NET ASSETS	$6,402,914

*Cost of investments in securities	$5,874,415

Shares authorized	unlimited
Par value	$0.001
Shares outstanding	589,002
Net asset value and redemption price per share	$10.87

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Interest	$122,754

Total investment income	122,754

EXPENSES:
Transfer agent fees	196
Shareholder reporting expense	7,619
Registration fees	11,956
Professional fees	18,867
Custody and accounting expense	402
Trustees fees	101
Miscellaneous expense	2,948

Total expenses	42,089
Net waived and reimbursed fees	(42,089)

Net investment income	122,754

REALIZED AND UNREALIZED GAIN
Net realized gain	35,525
Net change in unrealized appreciation	217,866

Net realized and unrealized gain	253,391

Increase in net assets resulting from operations	$376,145

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2010	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income	$122,754	$289,702
Net realized gain	35,525	360,691
Net change in unrealized appreciation or depreciation	217,866	308,054

Increase in net assets resulting from operations	376,145	958,447

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(122,754)	(289,702)
Net realized gains	—	(139,136)

Total distributions	(122,754)	(428,838)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	226,844	652,148
Cost of shares redeemed	(41,059)	(513,413)

Net increase in net assets resulting from capital share transactions	185,785	138,735

Net increase in net assets	439,176	668,344

NET ASSETS:
Beginning of period	5,963,738	5,295,394

End of period	$6,402,914	$5,963,738

Distributions in excess of net investment income at end of period	$(2,941)	$(2,941)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(2)	Net assets, end of year or period	Expenses, before reductions/ additions(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(3)(4)(5)	Expenses, net of all reductions/ additions(3)(4)(5)	Net investment income (loss)(3)(4)(5)	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING SPorts Core Fixed Income Fund
09-30-10	10.44	0.21	0.43	0.64	0.21	—	—	0.21	10.87	6.21	1.37	0.00	0.00	3.98	6,403	76
03-31-10	9.48	0.52	1.20	1.72	0.52	0.24	—	0.76	10.44	18.48	1.30	0.00	0.00	5.02	5,964	163
03-31-09	10.46	0.51	(0.80)	(0.29)	0.51	0.18	—	0.69	9.48	(2.64)	2.39	0.01	0.01	5.24	5,295	87
06-08-07(1) - 03-31-08	10.00	0.42	0.46	0.88	0.42	—	—	0.42	10.46	8.90	3.73	0.00	0.00	5.04	4,693	97

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Fund indefinitely, except certain extraordinary expenses.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of one series, ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) (the “Fund”).

Shareholders generally bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Fund does not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Fund under its investment management agreement (“Management Agreement”). The Investment Adviser is absorbing all expenses of operating the Fund, except certain extraordinary expenses. However, the Fund is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of the Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the program sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as ”Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as ”Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolios of Investments.

For the six months ended September 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended September 30, 2010, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$3,321,771	$3,032,699

U.S. Government Securities not included above were as follows:

	Purchases	Sales
SPorts Core Fixed Income	$1,450,953	$1,444,252

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to the Management Agreement between the Investment Adviser and the Trust, on behalf of the Fund. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Fund and potential termination of the Fund’s existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2010, ING Life Insurance and Annuity Company, an indirect, wholly-owned subsidiary of ING Groep, owned 69.56% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Retirement Policy (“Policy”) covering independent trustees of the Fund who were trustees on or before May 9, 2007, and who will have served as an independent trustee for at least five years as of the date of their retirement (as that term is defined in the Policy). Benefits under the Policy are based on an annual rate as defined in the Policy.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At September 30, 2010, the Funds had the following payables included in other accrued expenses and liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Audit	$9,612
Registration	5,988
Postage	2,756

NOTE 7 — EXPENSE LIMITATION

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of the Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Fund, which include the Fund’s share of any fees and expenses of any underlying funds whose shares are held by the Fund from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pays a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the six months ended September 30, 2010 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	($)	($)	($)
SPorts Core Fixed Income Fund
09-30-10	21,552	(3,880)	17,672	226,844	(41,059)	185,785
03-31-10	62,910	(50,419)	12,491	652,148	(513,413)	138,735

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the

Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS (continued)

standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2010	Year Ended March 31, 2010
Ordinary Income	Ordinary Income	Long-term Capital Gains
$122,754	$347,723	$81,115

The tax-basis components of distributable earnings as of March 31, 2010 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation
$121,701	$43,401	$111,194

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of September 30, 2010, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2010, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0349	November 1, 2010	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Principal Amount			Fair Value

CORPORATE BONDS/NOTES: 96.9%
		Consumer Discretionary: 12.8%
$250,000		Comcast Corp., 5.150%, due 03/01/20	$273,735
250,000		Time Warner Cable, Inc., 5.000%, due 02/01/20	268,234
260,000		Wal-Mart Stores, Inc., 2.875%, due 04/01/15	275,465
			817,434
		Energy: 13.2%
100,000		NuStar Logistics L.P., 6.050%, due 03/15/13	106,918
100,000		Plains All American Pipeline L.P., 4.250%, due 09/01/12	104,349
100,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	110,627
250,000		Total Capital S.A., 3.000%, due 06/24/15	262,561
250,000		Williams Partners L.P., 3.800%, due 02/15/15	263,323
			847,778
		Financials: 36.9%
100,000		American Express Bank FSB, 5.550%, due 10/17/12	107,794
100,000		American Express Credit Corp., 5.875%, due 05/02/13	110,126
100,000		Caterpillar Financial Services Corp., 1.900%, due 12/17/12	102,285
150,000		Caterpillar Financial Services Corp., 2.750%, due 06/24/15	157,304
200,000		Credit Suisse AG, 5.400%, due 01/14/20	213,743
250,000		General Electric Capital Corp., 4.375%, due 09/16/20	251,428
150,000		Genworth Financial, Inc., 5.650%, due 06/15/12	156,679
150,000		Golden West Financial Corp., 4.750%, due 10/01/12	159,528
250,000		Goldman Sachs Group, Inc., 6.000%, due 06/15/20	275,484
250,000		John Deere Capital Corp., 1.875%, due 06/17/13	255,791
100,000		Metlife, Inc., 5.000%, due 11/24/13	109,628
101,000		Metlife, Inc., 6.125%, due 12/01/11	106,821
250,000		Morgan Stanley, 4.100%, due 01/26/15	258,536
100,000	#	Santander US Debt S.A. Unipersonal, 2.485%, due 01/18/13	99,716
			2,364,863

Principal Amount			Fair Value

CORPORATE BONDS/NOTES: (continued)
	Health Care: 4.1%
$250,000	Novartis Capital Corp., 2.900%, due 04/24/15		$263,854
			263,854
	Industrials: 8.3%
200,000	Boeing Co, 3.750%, due 11/20/16		217,958
250,000	Canadian Pacific Railway Co., 4.450%, due 03/15/23		255,712
50,000	McDonnell Douglas Corp., 9.750%, due 04/01/12		56,437
			530,107
	Information Technology: 6.1%
100,000	Cisco Systems, Inc., 4.950%, due 02/15/19		114,601
100,000	International Business Machines Corp., 4.750%, due 11/29/12		108,788
50,000	International Business Machines Corp., 5.700%, due 09/14/17		59,812
100,000	Xerox Corp., 4.250%, due 02/15/15		107,477
			390,678
	Telecommunication Services: 6.8%
150,000	BellSouth Corp., 5.200%, due 09/15/14		168,834
150,000	Verizon New England, Inc., 6.500%, due 09/15/11		157,751
100,000	Verizon Virginia, Inc., 4.625%, due 03/15/13		107,190
			433,775
	Utilities: 8.7%
50,000	Consolidated Edison Co. of New York, Inc., 5.500%, due 09/15/16		58,442
100,000	Detroit Edison Co/The, 3.450%, due 10/01/20		101,763
250,000	Duke Energy Carolinas LLC, 4.300%, due 06/15/20		276,224
102,000	Public Service Co. of Oklahoma, 6.150%, due 08/01/16		118,557
			554,986
	Total Investments in Securities
	(Cost $5,874,415)*	96.9%	$6,203,475
	Other Assets and Liabilities - Net	3.1	199,439

	Net Assets	100.0%	$6,402,914

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2010 (UNAUDITED) (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees. These securities amount to $99,716 or 1.56% of the Fund’s net assets at September 30, 2010.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$329,344
Gross Unrealized Depreciation	(284)

Net Unrealized Appreciation	$329,060

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 9/30/2010
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$6,203,475	$—	$6,203,475

Total Investments, at fair value	$—	$6,203,475	$—	$6,203,475

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

(formerly, PNC Global Investment Servicing (U.S.) Inc.)

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UFISPORTS	(0910-111710)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2010